FMC Corporation Gabelli & Company, Inc. New York City December 16, 2008 William G. Walter Chairman, President and CEO Exhibit 99.1 * * * * * * * * * * * * * * * *

Disclaimer
Safe Harbor Statement under the
Private Securities Litigation Reform Act of 1995
These slides and the accompanying presentation contain “forward-looking statements” that represent management’s best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements.
Additional information concerning factors that may cause results to differ materially from those in the forward-looking statements is contained in the
Company’s periodic reports filed under the Securities Exchange Act of 1934, as amended.
The Company undertakes no obligation to update or revise these forward-
looking statements to reflect new events or uncertainties.
Non-GAAP Financial Terms
These slides contain certain “non-GAAP financial terms” which are defined in the appendix. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix.

FMC Corporation
LTM ending September 30, 2008 ($ millions)
FMC CORPORATION
Revenue:             $3,052
EBITDA:                   $636
Margin*:                 20.8%
INDUSTRIAL
CHEMICALS
Revenue: $1,273
EBITDA: $246
Margin*: 19.3%
AGRICULTURAL
PRODUCTS
Revenue:          $1,047
EBITDA: $262
Margin*: 25.0%
SPECIALTY
CHEMICALS
Revenue: $735
EBITDA: $184
Margin*: 25.1%
* EBITDA margin
Leading Market Positions
Greater than 80% of Sales in Non-GDP Cyclical Markets
Diversified and Integrated Cost Structure
Limited Dependence on Petrochemical Feedstocks

Leading Market Positions
(1)
Based on 2007 consolidated sales
(2)
Shared
(3)
Includes ISP and Co-Living acquisitions closed in 2008
Industrial
Chemicals
#1 in N.A. Soda Ash
#1 in N.A.
(2)
Peroxygens
#1 Globally Carrageenan
#1 Globally Carbofuran
#2 in N.A. Pyrethroids
Agricultural
Products
#1Globally
(3)
Alginates
Specialty
Chemicals
#1 Globally
(2)
#1 Globally
Lithium Specialties
Microcrystalline Cellulose
Product Group Position
(1)

Diversified Customers and End Markets
Greater than 80% of sales to non-GDP cyclical end markets
No single customer represents more than 5% of sales
Top 10 customers represent approximately 15% of sales
2007 Consolidated Sales
Agricultural 34%
Detergents 9%
Pharmaceuticals 11%
Food 8%
Other 12%
Glass/Fiberglass 4%
Chemicals 6%
Pulp & Paper 4%
Electronics 2%
Other 3%
Bottle
Glass 3%
Non-GDP
Cyclical
81%
GDP-
Cyclical
19%
Chemicals 4%

Diversified and Integrated Cost Structure
Low cost sourcing of raw materials
• Backward integration: soda ash, lithium
• Global sourcing of renewable resources: hardwood pulp, seaweed
Low reliance on purchased raw materials
• Total raw materials represented 28% of cost of sales in 2007
• No single raw material accounted for more than 8% of total raw material purchases in 2007
• Reduced volatility from limited use of petrochemical feedstocks
Low energy demand requirements
• Energy represented approximately 13% of cost of sales in 2007
• Balanced sourcing from natural gas, electricity, coal and fuel oil

Realizing the inherent operating leverage within FMC
• Sustaining earnings growth > 10% per year
(1)
• Realizing pricing and volume leverage in Industrial Chemicals
• Continuing growth in Specialty Chemicals and Agricultural Products
Maintaining financial strength and flexibility
• Investing in higher growth businesses
• Pursuing external growth opportunities
• Returning cash to shareholders – dividend and share repurchase
Focusing the portfolio on higher growth businesses
• Managing Specialty Chemicals and Agricultural Products for growth
• Managing Industrial Chemicals for cash
Disciplined Approach to Unlocking Value
(1)
Earnings before restructuring and other income and charges

Agricultural Products
Strong niche positions in the Americas, Europe and Asia
Proprietary, branded insecticides and herbicides
Strategic Focus:
• Selected products, crops and regions
• Shifting to significantly shorter innovation cycle
• Reducing global supply chain and overhead costs
Based on 2007 Consolidated Sales of $889.7 million
Insecticides
57%
Herbicides
41%
Fungicides
2%
North
America
22%
Asia
Pacific
15%
EMEA
17%
Latin
America
46%

300
250
200
150
100
50
0
$ Millions
30%
25%
20%
15%
10%
5%
0%
Margin %
111
148
157
182
234
262
2003
2004
2005
2006
2007
LTM 9-08
EBITDA
Capex
EBITDA Margin

8 Agricultural Products 2008 segment earnings up nearly 20 percent driven by sales growth and further supply chain productivity improvements, partially offset by higher raw material costs

Specialty Chemicals
BioPolymers - structure, texture and stability to food; binders and disintegrants for dry tablet drugs
Lithium focus on specialties – pharmaceuticals, energy storage
Strategic Focus:
• Growing core market segments
• Commercializing new technology platforms
• Pursuing financially attractive bolt-on acquisitions
Based on 2007 Consolidated Sales of $659.5 million
Latin
America
7%
Asia
Pacific
21%
EMEA
36%
North
America
36%
Lithium
32%
BioPolymer
68%

200
150
100
50
0
$ Millions
30%
25%
20%
15%
10%
5%
0%
Margin %
132
129
140
150
175
184
2003
2004
2005
2006
2007
LTM 9-08
EBITDA
Capex
EBITDA Margin

Specialty Chemicals
2008 segment earnings growth in the high-single digits driven by strong commercial performance in BioPolymer, partially offset by higher raw material and energy costs and higher export taxes in Argentina

Industrial Chemicals
#1 North American manufacturer of soda ash and peroxygens
Low cost, proprietary production technologies
Strategic Focus:
• Managing for cash generation
• Continued top line growth driven primarily by higher selling prices
• Aggressive cost management
Asia
7%
Based on 2007 Consolidated Sales of $1,087.1 million
Alkali
(Soda Ash)
52%
Peroxygens
16%
Foret
32%
North
America
48%
Latin
America
11%
EMEA
34%
Asia Pacific
7%

Current Global Soda Ash Market Conditions
Global demand growth slowing – particularly flat glass
However, U.S. supply/demand remains very tight
Step-change increase in synthetic production costs vs.
historical levels
Significant Chinese production curtailments coupled
with new capacity deferrals and cancellations
Chinese domestic and export contract pricing moving
toward their cash costs - creating a contract price floor
in Asia at attractive margins for U.S. producers
U.S. remains lowest cost supplier to global market

US Dollars per Short Ton – Fourth Quarter 2008
300
200
100
0
55-60
175-190
90-95
65-70
70-75
175-190
90-95
65-70
China
US
China
US
CIF
FOB

13 Asian Soda Ash – Delivered Cash Cost Comparison 230-250 155-165 245-265 155-165 North Asia South Asia

250
200
150
100
50
0
$ Millions
30%
25%
20%
15%
10%
5%
0%
Margin %
94
124
151
161
162
246
2003
2004
2005
2006
2007
LTM 9-08
EBITDA
Capex
EBITDA Margin

14 Industrial Chemicals 2008 segment earnings more than double as aggregate price and volume benefits more than offset higher raw material costs

FMC in Summary
Great businesses, each with EBITDA  >$180 million
Sustained double-digit earnings growth
(1)
• Diverse end-markets, low correlation to economic cycles
• Aggregate pricing and volume leverage in Industrial Chemicals
• Continued growth in Specialty Chemicals and Ag Products
Strategic and financial flexibility
• Robust and growing EBITDA
• Balance sheet de-leveraged
• Low capex requirements
Disciplined approach to unlocking value
(1)
Earnings before restructuring and other income and charges

FMC Corporation Glossary of Financial Terms & Reconciliations of GAAP to Non-GAAP * * * * * * * * * * * * * * * *

Non-GAAP Financial Terms
These slides contain certain “non-GAAP financial terms” which are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is
the sum of Income (loss) from continuing operations before income taxes and
Depreciation and
Amortization.
EBITDA Margin is the quotient of EBITDA (defined above) divided by
Revenue.
ROIC (Return on Invested Capital) is the sum of Earnings from continuing operations before restructuring and other income and charges and after-tax
Interest expense divided by the sum of Short-term
debt,
Current portion of
long-term
debt,
Long-term debt and Total shareholders’
equity.

Segment Financial Terms
These slides contain references to segment financial items which are presented in detail in Note 20 of FMC’s third quarter 2008 Form 10-Q.
Some of the segment financial terms are “non-GAAP financial terms”
and are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.
EBITDA
(Earnings Before Interest, Taxes, Depreciation and
Amortization)
for a segment
is the sum of
Income (loss) from
continuing operations before income taxes for that segment
and
Depreciation and Amortization for that
segment.
EBITDA Margin for a segment
is the quotient of
EBITDA
(defined
above) divided by
Revenue for that
segment.

Reconciliation of LTM 9/30/2008 consolidated income from continuing operations before income taxes (a GAAP measure) to LTM 9/30/2008 EBITDA (a Non-GAAP measure)
EBITDA Reconciliation: LTM 9/30/2008
(Unaudited, in $ millions)
LTM 9/30/2008
Income (loss) from continuing operations before
income taxes $434.5
In-process research and development 1.0
Restructuring and other charges/(income), net   40.9
Interest expense, net 32.4
Depreciation and amortization 127.3
EBITDA (Non-GAAP) $636.1

Reconciliation of LTM 9/30/2008 segment operating profit (a GAAP measure) to LTM
9/30/2008 EBITDA (a Non-GAAP measure)
(Unaudited, in millions)
Segment EBITDA Reconciliation: LTM 9/30/2008
Segment Industrial Specialty Agricultural
Chemicals Chemicals Products
LTM 9/30/2008 segment operating profit
(GAAP) $176.9 $151.0 $243.4
Add:
Depreciation and Amortization 69.3 33.2 18.5
LTM 9/30/2008 EBITDA (Non-GAAP) $246.2 $184.2 $261.9

FMC Corporation ************************************* * * * * * * *